Exhibit 99

$850,000,000

AMENDMENT No. 1

dated as of March 7, 2007

to the FIVE-YEAR CREDIT AGREEMENT

dated as of May 24, 2005

ROCKWELL COLLINS, INC.

JPMORGAN CHASE BANK, N.A.,

Administrative Agent

CITIBANK, N.A.,

Syndication Agent

BANK OF AMERICA, N.A.,

UBS SECURITIES LLC,

WACHOVIA BANK, NATIONAL ASSOCIATION,

Co-Documentation Agents

The Banks Listed Therein

J.P. MORGAN SECURITIES INC.,

CITIGROUP GLOBAL MARKETS INC.,

Lead Arrangers and Bookrunners

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of March 7, 2007 to the Five-Year Credit Agreement dated as of May 24, 2005 (the “Credit Agreement”) among ROCKWELL COLLINS, INC., the BANKS listed therein and JPMORGAN CHASE BANK, N.A., as Agent.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

WHEREAS, no Loans or Letters of Credit are presently outstanding;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by revising the definitions of each of the following terms to read in their entirety respectively as follows:

“Bank” means each bank or other institution listed on the signature pages hereof, each Additional Bank, each Assignee which becomes a Bank pursuant to Section 9.06(c), each Person that becomes a Bank pursuant to Section 2.19 and their respective successors.

“Commitment” means (i) with respect to each Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule, (ii) with respect to each Additional Bank which becomes a Bank pursuant to Section 2.17, and each Person which becomes a Bank pursuant to Section 2.19, the amount of the Commitment thereby assumed by it or (iii) with respect to any Assignee, the amount of the transferor Bank’s Commitment assigned to such Assignee pursuant to Section 9.06(c), in each case as such amount may be reduced from time to time pursuant to Section 2.10 or Section 2.19, increased from time to time pursuant to Section 2.17 or Section 2.19 or changed as a result of an assignment pursuant to Section 9.06(c).

“Shareowners’ Equity” means, at any date of computation, the aggregate of capital stock, capital surplus and earned surplus, after deducting the cost of shares of capital stock of the Company held in its treasury, of the Company and its Restricted Subsidiaries, as consolidated and determined in accordance with GAAP; provided that any determination of Shareowners’ Equity for purposes of Article 5 shall be made without giving effect to the implementation of Financial Accounting Standards Board Statement No. 158.

“Termination Date” means March 7, 2012, or such later date to which the Termination Date may be extended pursuant to Section 2.19, or if any such date is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

(b) Section 2.17(a) of the Credit Agreement is amended by deleting “$1,000,000,000” and substituting in lieu thereof “$1,200,000,000.”

(c) Article II of the Credit Agreement is amended by adding Section 2.19 to read in its entirety as follows:

SECTION 2.19. Extension Option. (a) The Termination Date may be extended in the manner set forth in this Section for a period of one year from the Termination Date then in effect; provided that the Termination Date may only be extended for two additional one year periods. If the Company wishes to request an extension of the Termination Date, the Company shall give written notice to that effect to the Agent not less than 45 days nor more than 90 days prior to each anniversary of the date hereof that occurs on or prior to the Termination Date then in effect, whereupon the Agent shall promptly notify each of the Banks of such request. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its sole and absolute discretion, within 30 days of such notice from the Agent. If any Bank shall not have responded affirmatively within such 30-day period, such Bank shall be deemed to have rejected the Company’s proposal to extend its Commitment and only the Commitments of those Banks which have responded affirmatively shall be extended, subject to receipt by the Agent of counterparts of an Extension Agreement in substantially the form of Exhibit I hereto (the “Extension Agreement”) duly completed and signed by the Company, the Agent and all of the Banks which have responded affirmatively. No extension of the Commitments pursuant to this Section 2.19 shall be legally binding on any party hereto unless and until such Extension Agreement is so executed and delivered by Banks having at least 66  2/3% of the aggregate amount of the Commitments.

(b) If any Bank rejects, or is deemed to have rejected, the Company’s proposal to extend its Commitment, (A) subject to (B) below, this Agreement shall terminate on the Termination Date then in effect with respect to such Bank, and the Company shall pay to such Bank on such Termination Date any amounts due and payable to such Bank on such date and (B) the Company may, if it so elects, require any Bank that does not elect to extend its Commitment to assign its Commitment in its entirety to one or more Assignees pursuant to Section 9.06 which Assignees will agree to extend the Termination Date. On the date of termination of any Bank’s Commitment as contemplated by clause (A) of this subsection (b), the respective participations of the other Banks in all outstanding Letters of Credit shall be redetermined on the basis of their respective Commitments after giving effect to such termination, and the participation therein of the Bank whose Commitment is terminated shall terminate; provided that the Company shall, if and to the extent necessary to permit such redetermination of participations in Letters of Credit within the limits of the Commitments which are not terminated, prepay on such date a portion of the outstanding Loans, and such redetermination and termination of participations in outstanding Letters of Credit shall be conditioned upon its having done so.

(c) The Agent shall promptly notify the Banks of the effectiveness of each extension of the Commitments pursuant to this Section 2.19.

(d) Section 4.04 of the Credit Agreement is amended (i) by deleting each reference to “2004” and substituting lieu thereof “2006,” (ii) by deleting “March 31, 2005” and substituting in lieu thereof “December 31, 2006” and (iii) by deleting each reference to “six” and substituting in lieu thereof “three.”

(e) Section 4.05 of the Credit Agreement is amended by deleting “2004” and substituting in lieu thereof “2006”.

(f) The Credit Agreement is amended by adding Exhibit I in the form of Exhibit I to this Amendment.

Section 3. Changes in Commitments.

(a) With effect from and including the Amendment Effective Date (as defined in Section 9(a)), (i) the Commitment of each Bank shall be the amount set forth opposite the name of such Lender in the Commitment Schedule attached hereto and (ii) the Commitment Schedule attached hereto shall replace the Commitment Schedule attached to the Credit Agreement. On the Amendment Effective Date, any Bank party to the Credit Agreement which is not listed in the Commitment Schedule attached hereto (each, an “Exiting Bank”) shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.

(b) The respective participations of the Banks in any Letters of Credit outstanding under the Credit Agreement shall be redetermined on the basis of their respective Commitments after giving effect hereto as if issued on the Amendment Effective Date.

Section 4. Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the Pricing Schedule attached to this Amendment (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

Section 5. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

Section 6. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 9. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to satisfaction of the following conditions:

(i) the Agent shall have received from each of the parties listed in the signature pages hereof a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

(ii) the Agent shall have received an opinion of counsel for the Company dated as of the Amendment Effective Date, in form and substance satisfactory to the Agent, addressing the matters set forth in Exhibits E to the Credit Agreement with reference to this Amendment and the Credit Agreement as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ROCKWELL COLLINS, INC.

By:
Name:	Douglas E. Stenske
Title:	Treasurer
Address:	400 Collins Rd. NE
Attention:	Cedar Rapids, IA52498
Telecopy:	319-295-3400

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:
Address:
Attention:
Telecopy:

CITIBANK, N.A.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

UBS LOAN FINANCE LLC

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

MELLON BANK, N.A.

By:
Name:
Title:

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK LTD.

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, UFJ

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

PRICING SCHEDULE

The “Euro-Dollar Margin” and “Facility Fee Rate” for any day are the respective rates per annum set forth below in the applicable row and column corresponding to the Pricing Level and Usage that apply on such day:

Pricing	Level I	Level II	Level III	Level IV	Level V	Level VI
Euro-Dollar Margin:
Usage ≤ 50%	11.0 bps	12.5 bps	14.0 bps	18.0 bps	32.0 bps	45.0 bps
Usage > 50%	16.0 bps	17.5 bps	19.0 bps	23.0 bps	37.0 bps	50.0 bps
Facility Fee Rate	4.0 bps	5.0 bps	6.0 bps	7.0 bps	8.0 bps	10.0 bps

For purposes of this Schedule, the following terms have the following meanings:

“Level I Pricing” applies on any day if on such day the Company’s unsecured long-term debt is rated AA- or higher by S&P or Aa3 or higher by Moody’s.

“Level II Pricing” applies on any day if on such day Level I Pricing does not apply and the Company’s unsecured long-term debt is rated A+ or higher by S&P or A1 or higher by Moody’s.

“Level III Pricing” applies on any day if on such day no lower Pricing Level applies and the Company’s unsecured long-term debt is rated A or higher by S&P or A2 or higher by Moody’s.

“Level IV Pricing” applies on any day if on such day no lower Pricing Level applies and the Company’s unsecured long-term debt is rated A- or higher by S&P or A3 or higher by Moody’s.

“Level V Pricing” applies on any day if on such day no lower Pricing Level applies and the Company’s unsecured long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody’s.

“Level VI Pricing” applies on any day if no lower Pricing Level applies on such day.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Pricing Level” refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing or Level VI Pricing applies. Level I Pricing is the lowest Pricing Level and Level VI Pricing the highest.

“S&P” means Standard & Poor’s Ratings Services and its successors.

The “Usage” applicable to any date is the percentage equivalent of a fraction the numerator of which is the Total Outstanding Amount at such date and the denominator of which is the aggregate amount of the Commitments at such date. If for any reason any Loans or Letter of Credit Liabilities remain outstanding following the termination of the Commitments, Usage will be deemed to be 100%.

The credit ratings to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The credit ratings in effect on any day are those in effect at the close of business on such day. If the Company is split-rated and the ratings differential is one notch, the higher of the two ratings will apply (e.g., A/A3 results in Level III Pricing). If the Company is split-rated and the ratings differential is more than one notch, the average of the two ratings (or the higher of two intermediate ratings) shall be used (e.g., A/Baa1 results in Level IV Pricing, as does A/Baa2). If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rating shall be determined by reference to the rating most recently in effect prior to such change or cessation.

SCHEDULE 1.01

Commitment Schedule

Institution	Commitment
JPMorgan Chase Bank, N.A.	$100,000,000
Citibank, N.A.	$100,000,000
Bank of America, N.A.	$85,000,000
UBS Loan Finance LLC	$85,000,000
Wachovia Bank, National Association	$85,000,000
Wells Fargo Bank, N.A.	$85,000,000
KeyBank National Association	$60,000,000
Mellon Bank, N.A.	$60,000,000
Calyon New York Branch	$40,000,000
Mizuho Corporate Bank Limited	$40,000,000
The Bank of New York	$30,000,000
The Bank of Tokyo-Mitsubishi, UFJ	$40,000,000
U.S. Bank, National Association	$40,000,000

Total	$850,000,000

Exhibit I to
Amendment No. 1

EXHIBIT I

FORM OF EXTENSION AGREEMENT

JPMorgan Chase Bank, N.A.

as Agent

under the Five-Year Credit Agreement

referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective [Extension Date], the Termination Date under the Five-Year Credit Agreement dated as of May 24, 2005 (as amended from time to time, the “Five-Year Credit Agreement”) among Rockwell Collins, Inc., the Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, for one year to [date to which the Termination Date is extended]. Terms defined in the Five-Year Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

[BANKS]
By:
Name:
Title:

Agreed and accepted:

ROCKWELL COLLINS, INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title: